Loan Number 16-0000958

GUARANTY OF NOTE AND MORTGAGE

This GUARANTY OF NOTE AND MORTGAGE (this "Guaranty") dated this 17th day of December, 2012, by MDA CITY APARTMENTS, LLC, a Delaware limited liability company (“Borrower”), JONATHAN HOLTZMAN (“Principal”) and BLUEROCK SPECIAL OPPORTUNITY + INCOME FUND, LLC, a Delaware limited liability company ("Bluerock", collectively with Borrower and Principal, the “Guarantor”), to and for the benefit of MONY LIFE INSURANCE COMPANY, a New York corporation (the “Lender”),

WITNESSETH:

WHEREAS, Lender made a Loan (the "Loan") to Borrower in the original principal sum of Thirty Eight Million and 00/100 Dollars ($38,000,000.00) as evidenced and secured by, among other things, that certain Note dated September 13, 2006 (as amended, the "Original Note") and that certain Mortgage, Security Agreement and Fixture Filing dated September 13, 2006 (“Original Mortgage”, together with all other documents evidencing and securing the Loan, the "Loan Documents") and recorded September 15, 2006 as Document No. 0625842201 with the Cook County (Illinois) Recorder of Deeds, encumbering property known as Medical and Dental Arts Apartments (the “Property”);

WHEREAS, Borrower has requested, and Lender has agreed, to modify and extend the Loan and disburse additional funds to Borrower pursuant to that certain Sixth Loan Modification Agreement dated as of the date hereof by and among Borrower, Indemnitor and Lender (the "Modification");

WHEREAS, in connection with the Modification, Borrower is entering into, among other things, an Amended and Restated Note (the "Note") and an Amended and Restated Mortgage, Security Agreement and Fixture Filing (the "Mortgage");

WHEREAS, Principal and Bluerock each own an indirect interest in Borrower;

WHEREAS, to induce Lender to enter into the Modification, Guarantor has agreed to guaranty certain obligations as hereinafter set forth; and

WHEREAS, the execution and delivery hereof and the assumption of liability hereunder have been in all respects authorized and approved by proper corporate action on the part of the Guarantor, and the Guarantor has full authority and power to execute this Guaranty,

NOW, THEREFORE, in consideration of the premises and of the sum of One Dollar ($1.00) paid by the Lender to the Guarantor at or before the delivery of this Guaranty, the receipt of which is hereby acknowledged, the Guarantor:

1.          Unconditionally and absolutely guarantees, jointly and severally, the due and punctual payment of the principal of the Note, the interest thereon and any other moneys due or which may become due thereon, and the due and punctual performance and observance by the Borrower of all the other terms, covenants and conditions of the Note and Mortgage, whether according to the present terms thereof, at any earlier or accelerated date or dates as provided therein, or pursuant to any extension of time or to any change or changes in the terms, covenants and conditions thereof now or at any time hereafter made or granted; provided, however, the obligations set forth above shall only be effective (A) upon a transfer in whole or in part, of title to the Property or a transfer (directly or indirectly) of control of Borrower in violation of Paragraph 2.16 of the Mortgage, (B) if Borrower or one or more of its affiliates unsuccessfully contest, delay, oppose, impede, or otherwise interfere with any foreclosure or other enforcement action commenced by Lender relating to the Loan, or unsuccessfully assert any claims, defenses or counterclaims therein, or (C) if the Borrower voluntarily files for bankruptcy or, if the bankruptcy proceedings are initiated involuntarily (except if by Lender), Borrower fails in good faith and with diligence to seek their dismissal and fails to secure such dismissal within 90 days from the date such proceedings are initiated.

2.          Waives diligence, presentment, protest, notice of dishonor, demand for payment, extension of time of payment, notice of acceptance of this Guaranty, non-payment at maturity and indulgences and notices of every kind (other than notices specifically required by the terms of the Loan Documents), and consents to any and all forbearances and extensions of the time of payment of the Note or Mortgage, and to any and all changes in the terms, covenants and conditions thereof hereafter made or granted and to any and all substitutions, exchanges or releases of all or any part of the collateral therefor; it being the intention hereof that the Guarantor shall, to the extent set forth in Section 1 above, remain liable as principal until the full amount of the principal of the Note and Mortgage, with interest, and any other sums due or to become due thereon, shall have been fully paid and the terms, covenants and conditions shall have been fully performed and observed by the Borrower, notwithstanding any act, omission or thing which might otherwise operate as a legal or equitable discharge of the Guarantor.

3.          Agrees that it shall have no right of subrogation whatsoever with respect to the aforesaid indebtedness, or to any moneys due and unpaid thereon or any collateral securing the same, unless and until the Lender shall have received payment in full of all sums at any time secured by the Mortgage.

4.          Agrees that this Guaranty may be enforced by the Lender without first resorting to or exhausting any other security or collateral and without first having recourse to the Note or any of the property covered by the Mortgage through foreclosure proceedings or otherwise; provided, however, that nothing herein contained shall prevent the Lender from suing or foreclosing the Mortgage or from exercising any other rights thereunder and if such suit, foreclosure or other remedy is availed of only the net proceeds therefrom, after deduction of all charges and expenses of every kind and nature whatsoever, shall be applied in reduction of the amount due on the Note and Mortgage and the Lender shall not be required to institute or prosecute proceedings to recover any deficiency as a condition of payment hereunder or enforcement hereof. At any sale of the security or collateral for the indebtedness or any part thereof whether by foreclosure or otherwise the Lender may at its discretion purchase all or any part of such collateral so sold or offered for sale for its own account and may apply against the amount bid therefor an equal amount out of the balance due it pursuant to the terms of the Note or Mortgage.

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5.          Agrees that the Guarantor’s obligation to make payment in accordance with the terms of this Guaranty shall not be impaired, modified, changed, released or limited in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of the Borrower or its estate in bankruptcy resulting from the operation of any present or future provision of the United States Bankruptcy Code or other similar statute, or from the decision of any court.

6.          Agrees that in the event this Guaranty is placed in the hands of an attorney for enforcement, the Guarantor will reimburse the Lender for all expenses incurred, including reasonable attorney’s fees.

7.          Agrees to furnish to the Lender annually reports required to be provided by Paragraph 2.17(b) of the Mortgage pertaining to a guarantor.

8.          Agrees that this Guaranty shall inure to the benefit of and may be enforced by the Lender, and any subsequent holder of the Note and Mortgage and shall be binding upon and enforceable against the Guarantor and the Guarantor’s legal representatives or successors and assigns.

9.          IN CONNECTION WITH ANY LITIGATION, ACTION, CLAIM, SUIT OR PROCEEDING, AT LAW OR IN EQUITY, ARISING OUT OF, PERTAINING TO OR IN ANY WAY ASSOCIATED WITH THE NOTE, THE MORTGAGE, THIS GUARANTY OF NOTE AND MORTGAGE OR ANY OF THE OTHER LOAN DOCUMENTS, THE RELATIONSHIP OF THE PARTIES HERETO AS LENDER AND BORROWER, THE PREMISES OR THE ACTIONS OF THE PARTIES HERETO IN CONNECTION WITH ANY OF THE FOREGOING, THE PARTIES (i) WAIVE ABSOLUTELY, IRREVOCABLY AND UNCONDITIONALLY TRIAL BY JURY AND THE RIGHT TO CLAIM OR RECEIVE CONSEQUENTIAL (THAT IS, SPECIAL OR INDIRECT) OR PUNITIVE DAMAGES, (ii) AGREE THE SUBSTANTIVE LAW OF THE STATE OF ILLINOIS SHALL GOVERN AND (iii) AGREE SUCH WILL BE LITIGATED IN THE COURTS LOCATED IN THE STATE OF ILLINOIS AND CONSENT AND SUBMIT TO THE JURISDICTION OF SUCH COURTS, AGREE TO INSTITUTE ANY SUCH LITIGATION IN SUCH COURTS, CONSENT TO SERVICE OF PROCESS BY MAIL AND WAIVE ANY RIGHT EACH MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT IN SUCH COURTS ARISING OUT OF THE MATTERS DESCRIBED ABOVE.

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IN WITNESS WHEREOF, each Guarantor has executed this instrument the day and year first above written.

GUARANTOR:

MDA CITY APARTMENTS, LLC,
a Delaware limited liability company

By:	MDA Associates of Illinois, LLC, an Illinois limited liability company, its co-manager

By:	Holtzman Interests No. 17, LLC, a Michigan limited liability company, its manager

By:	/s/ Jonathan Holtzman
Name: Jonathan Holtzman
Title: Manager

/s/ Jonathan Holtzman
Jonathan Holtzman

BLUEROCK SPECIAL OPPORTUNITY + INCOME FUND, LLC, a Delaware limited liability company

By:	Bluerock Real Estate, L.L.C., a Delaware limited liability company, its manager

By:	/s/ Jordan B. Ruddy
Name:	Jordan B. Ruddy
Title:	President